EXHIBIT 10.6

AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTE

This AMENDMENT NO. 1 TO CONVERTIBLE PROMISSORY NOTE (this “Amendment”), made as of November 18, 2016, by and between ARTEC GLOBAL MEDIA, INC., a corporation incorporated under the laws of the State of Nevada (the “Borrower”), and TCA GLOBAL CREDIT MASTER FUND, LP, a limited partnership organized and existing under the laws of the Cayman Islands (the “Lender”).

WHEREAS, the Borrower and Lender entered intothat certain Senior Secured Revolving Credit Facility Agreement, dated as of May 31, 2015 and effective as of December 24, 2015 (the “Original Credit Agreement”), as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Facility Agreement, dated and effective as of even date herewith;

WHEREAS, pursuant to the Original Credit Agreement, the Borrower issued to Lender that certain Convertible Promissory Note, dated as of May 31, 2015 and effective as of December 24, 2015 in the amount of One Hundred Five Thousand and No/100 United States Dollars (US$105,000) (the “Original Note”), with a maturity date of September 24, 2016 (the “Maturity Date”).

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	The parties to this Amendment hereby agree to extendthe Maturity Date of the Original Note to August18, 2017.

2.	Except as expressly amended by this Amendment, the Original Note shall remain in full force and effect in all respects.

3.	This Amendment shall be governed under and pursuant to the laws of the State of Nevada. Any dispute arising hereunder shall be adjudicated in this courts of Broward County in the State of Florida.

4.

This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ARTEC GLOBAL MEDIA. INC.

By:	/s/ Caleb Wickman
Caleb Wickman
President

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DOES HEREBY CERTIFY that Caleb W. Wickman, President of Artec Global Media, Inc., a Nevada corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this _____ day of ________________, 20____.

Notary Public

My Commission Expires:

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TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.,
its general partner

By:	/s/ Robert Press
Robert Press
Director

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